Exhibit 10.15

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

LOAN AGREEMENT

Between:

DANILA PISATI residing in [*****], hereinafter referred to as the “Lender”;

and

EALIXIR INC, with registered office at 1395 Brickell Ave, Suite 800, Miami – FL 33131, duly incorporated under the laws of the State of Nevada, and TAX EIN- [*****], hereinafter referred to as the “Borrower”.

Whereas:

●	The Lender agrees to grant a loan to the Borrower;

●	The Borrower accepts the loan under the terms and conditions set forth herein;

Now, therefore, it is agreed as follows:

Article 1 – Subject of the Agreement

The Lender grants the Borrower a loan in the amount of USD 59,000.00 (United States Dollars fifty-nine thousand).

Article 2 – Duration

The loan has a duration until November 3, 2026.

Article 3 – Interest

The loan shall bear interest at the annual rate of 4,33% of the outstanding principal amount.

Interest accrued shall be paid by the Borrower to the Lender in a single installment at the same time of the repayment of the principal.

Article 4 – Repayment of Principal

The Borrower may repay the loan, in whole or in part, at any time without penalty or additional cost.

Full repayment of the loan must occur no later than November 3, 2026.

Article 5 – Payment Method

All payments (principal and interest) shall be made by wire transfer to the account designated in writing by the Lender.

Article 6 – Governing Law and Jurisdiction

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and any disputes shall be subject to the exclusive jurisdiction of the courts of Miami – Florida unless otherwise agreed in writing by the parties.

Article 7 – Final Provisions

Any amendment to this Agreement must be made in writing and signed by both parties.

Read, approved, and signed.

Place, Date

Miami, November 3rd, 2025

The Lender

Danila PISATI

/s/ Danila Pisati

The Borrower

EALIXIR INC

/s/ Authorized Signatory